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                                                                    Exhibit 3.51

STATE OF NEW YORK   }
                    }   SS:
DEPARTMENT OF STATE }


I HEREBY CERTIFY THAT THE ANNEXED COPY HAS BEEN COMPARED WITH THE ORIGINAL DOCUMENT IN THE CUSTODY OF THE SECRETARY OF STATE AND THAT THE SAME IS A TRUE COPY OF SAID ORIGINAL.

     WITNESS MY HAND AND SEAL OF THE DEPARTMENT OF STATE ON MAY 28 2002

[SEAL]


                                               /s/ [ILLEGIBLE]

                                               SPECIAL DEPUTY SECRETARY OF STATE

DOS-1266(7/00)

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                                                                           DC-08
DC-08                                                               950504000067

                          CERTIFICATE OF INCORPORATION

                                       OF

                                 GRASSLANDS INC.

                Under Section 402 of the Business Corporation Law

                                   ----------

                       1.  The name of the corporation is GRASSLANDS INC.

                       2.  The purpose for which it is formed is:

                            To engage in any lawful
                            act or activity for which
                            corporations may be
                            organized under the
                            Business Corporation Law
                            of the State of New York.

                            The corporation is not
                            formed to engage in any
                            act or activity requiring
                            the consent or approval
                            of any state
                            official, department,
                            board, agency, or other
                            body without such
                            consent or approval first
                            being obtained.

                       3. Its office in the State of New York is located in Franklin County.

                       4. The aggregate number of shares which the Corporation shall have authority to issue is 200 common shares without par value.

                       5. The Secretary of State of the State of New York is designated as the agent of the Corporation upon whom process against it may be served. The address to which the Secretary of State shall mail a copy of any process which may be served upon him is 417 East Main Street, Malone, New York 12953.

                       6.  The subscriber is at least eighteen years of age.

                                        1
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                       IN WITNESS WHEREOF the subscriber has signed this
certificate on the 3rd day of May, [ILLEGIBLE]


                             /s/ Howard J. Cornwell
                             --------------------------------------------------
                             HOWARD J. CORNWELL
                             [ILLEGIBLE] BOX 77
                             Central Bridge, New York 12035-9706

STATE OF NEW YORK  }
COUNTY OF ONEIDA   } ss.

     On this 3rd day of May, 1995, before me, the subscriber personally appeared HOWARD J. CORNWELL, to me known and known to me to be the person described in and who executed the foregoing instrument and he duly personally acknowledged to me that he executed the same.

                             /s/ Daniel S. Cohen
                             --------------------------------------------------
                             Notary Public

                             [SEAL]

                                        2
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                                                                    950504000067

                                 CERTIFICATE OF

                                  INCORPORATION

                                       OF

                                 GRASSLANDS INC.

[SEAL]

[SEAL]

[ILLEGIBLE]

            STATE OF NEW YORK
            DEPARTMENT OF STATE
            FILED MAY 04, 1995
            TAX $10
            BY:  /s/ [ILLEGIBLE]
                --------------------
                 Frank-Co

                                     BILLED

Filed By:

Evans, Bankert, Cohen, Lutz & Panzone
231 Genesee Street, 5th Floor
Utica  NY 13501

D.C. -08                                                            950504000069

STATE OF NEW YORK   }
                       SS:
DEPARTMENT OF STATE }

I HEREBY CERTIFY THAT THE ANNEXED COPY HAS BEEN COMPARED WITH THE ORIGINAL DOCUMENT IN THE CUSTODY OF THE SECRETARY OF STATE AND THAT THE SAME IS A TRUE COPY OF SAID ORIGINAL.

     WITNESS MY HAND AND SEAL OF THE DEPARTMENT OF STATE ON MAY 28 2002

[SEAL]


                                               /s/ [ILLEGIBLE]

                                               SPECIAL DEPUTY SECRETARY OF STATE

DOS-1266(7/00)

                                                                  F 981029000686

                              CERTIFICATE OF MERGER

                                       OF

                              GL ACQUISITION, INC.

                                       AND

                                 GRASSLANDS INC.

                                      INTO

                                 GRASSLANDS INC.

                Under Section 904 of the Business Corporation Law

     We, the undersigned, being respectively the Vice President and Assistant Secretary of GL Acquisition Inc., and the President and Secretary of Grasslands Inc., certify:

The Agreement and Plan of the Merger was adopted by the board of directors of each constituent corporation.

     1.   The name of each constituent corporation is as follows:

                    GL Acquisition, Inc., and Grasslands Inc.

     2.   The name of the surviving corporation is:

                                 Grasslands Inc.

     3. The number of outstanding shares of GL Acquisition, Inc. is ten (10) shares without par value, all of which are entitled to vote. The number of outstanding shares of Grasslands Inc. is thirty six (36) shares without par value, all of which shares are entitled to vote.

     4. The Certificate of Incorporation of GL Acquisition, Inc., was filed by the Department of State on the 8th day of October, 1998 and the Certificate of Incorporation of Grasslands Inc., was filed by the Department of State on May 4, 1995.

     5. The Merger was authorized by the Unanimous Written Consent of all outstanding shares of GL Acquisition, Inc., entitled to

                                        1
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          vote thereon and by the Unanimous Written Consent of all outstanding shares of Grasslands Inc., entitled to vote thereon.

     6. The Merger shall be effective on the filing of this Certificate of Merger by the Department of State.

     IN WITNESS WHEREOF, the undersigned have each signed this certificate and affirmed the truth of the statements contained therein under penalty of perjury this 29th of October, 1998.


                                          GL ACQUISITION, INC.


                                          By:    /s/ Jerry S. Cifor
                                               ---------------------------------
                                               Jerry S. Cifor, Vice President
                                               and Assistant Secretary

                                        2
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                                          GRASSLANDS INC.

                                          By:    /s/ Howard J. Cornwell
                                               ---------------------------------
                                               Howard J. Cornwell, President

                                          By:    /s/ Chester W. Bisnett
                                               ---------------------------------
                                               Chester W. Bisnett, Secretary

                                        3
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                                                                  F 981029000686

                              CERTIFICATE OF MERGER

                                       OF

                              GL ACQUISITION, INC.

                                       AND

                                 GRASSLANDS INC.

                                      INTO

                                 GRASSLANDS INC.

                Under Section 904 of the Business Corporation Law

                                                            STATE OF NEW YORK
                                                           DEPARTMENT OF STATE
                                                         FILED OCT 29 1998
                                                         TAX $0
                                                         BY:    /s/ Franklin
                                                             ------------------
                                                                FRANKLIN

                                                  52 James Street
                                                  Albany, NY 12207

                                                  (800) 873-3482
                                                  (800) 234-8522 FAX
[NATIONWIDE INFORMATION SERVICES INC. LOGO]

                                                  FILED:
                                                  Jack Quigley
                                                  Corporate Assistant Manager

                                                                    981029000708

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